Exhibit 10.2

EXECUTION VERSION

UNCONDITIONAL GUARANTY

THIS UNCONDITIONAL GUARANTY (this “Guaranty”) is dated as of May 2, 2011, and made by THE MACERICH COMPANY, a Maryland corporation (“Guarantor”), in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as Administrative Agent for the Lenders described below (in such capacity, together with its successors in such capacity, “Administrative Agent”).

R E C I T A L S

A.                                   Pursuant to that certain $1,500,000,000 Revolving Loan Facility Credit Agreement dated of even date herewith (as Modified from time to time, the “Credit Agreement”) by and among The Macerich Partnership, L.P., a Delaware limited partnership (the “Borrower”), The Macerich Company, a Maryland corporation (“MAC”), and the other guarantors party thereto, as guarantors, the Lenders from time to time party thereto (the “Lenders”) and Deutsche Bank Trust Company Americas, as Administrative Agent for the Lenders and as Collateral Agent for the Secured Parties, the Lenders have agreed to extend certain Loans and other financial accommodations to the Borrower on the terms and subject to the conditions set forth therein and in the other Loan Documents. Initially-capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

B.                                     It is a condition precedent to the effectiveness of the Credit Agreement that the Guarantor shall execute and deliver this Guaranty to Administrative Agent.

A G R E E M E N T

NOW THEREFORE, to induce the Lenders to extend the Credit Facility to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby covenants and agrees as follows:

1.                                        Guarantee of Obligations.  Guarantor does hereby unconditionally, absolutely and irrevocably guarantee to Administrative Agent, for the benefit of the Lenders, Swing Line Lender, Issuing Lender, each Agent and their respective successors and assigns, as a primary obligor and not merely as a surety, (a) the due and punctual payment by Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding or otherwise enforceable) on the Credit Facility, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding or otherwise enforceable), of Borrower to the Lenders, the Swing Line Lender, the Issuing Lender and any Agent under the Credit Agreement or the other Loan Documents, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of Borrower under or pursuant to the Credit Agreement and the other Loan Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the “Guaranteed Obligations”).  Guarantor further agrees that the Guaranteed Obligations may be Modified, waived, accelerated or compromised from time to time, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any Modification, waiver, acceleration or compromise of any of the Guaranteed Obligations.

2.                                        Nature of Guaranty.  This is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection.  Guarantor waives any right to require that any resort be had by any Agent, Swing Line Lender, Issuing Lender or any Lender to any of the security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of any Agent, Swing Line Lender, Issuing Lender or any Lender in favor of Borrower or any other person.  This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantor.  It is the intent of Guarantor that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally satisfied, such obligations and liabilities shall not be discharged or released in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of Guarantor.

3.                                        Rights Independent.  The obligations of Guarantor hereunder are independent of the Obligations of Borrower or the obligations of any other Person, including any other Person executing a guaranty of any or all of the Guaranteed Obligations (such Person, an “Other Guarantor”) or any security for the Guaranteed Obligations, and Administrative Agent may proceed in the enforcement hereof independently of any other right or remedy that Administrative Agent may at any time hold with respect to the Guaranteed Obligations or any security or other guarantee therefor.  Administrative Agent may file a separate action or actions against Guarantor hereunder, whether action is brought and prosecuted with respect to any security or against Borrower or any Other Guarantor or any other Person, or whether Borrower or any Other Guarantor or any other Person is joined in any such action or actions.  Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement of the Guaranteed Obligations.  The liability of Guarantor hereunder shall be reinstated and revived, and the rights of each Agent, Swing Line Lender, Issuing Lender and each Lender shall continue, with respect to any amount at any time paid on account of the Guaranteed Obligations which shall thereafter be required to be restored or returned by any Agent, Swing Line Lender, Issuing Lender or any Lender upon the bankruptcy, insolvency, or reorganization of Borrower or any other Person, or otherwise, all as though such amount had not been paid.  Guarantor further agrees to the extent (i) Borrower or Guarantor makes any payment to any Agent, Swing Line Lender, Issuing Lender or any Lender in connection with the Guaranteed Obligations and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the trustee, receiver or any other entity, whether under any Bankruptcy Law or otherwise, or (ii) in the event following the payment in full of the principal amount of the Credit Facility, any Agent, Swing Line Lender, Issuing Lender, or any Lenders is subject to further liability, loss, or expense covered by the indemnification obligations set forth in the Loan Documents (the payments and obligations referred to in clauses (i) and (ii) above are hereafter referred to, collectively, as “Preferential Payments”), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by such Agent, Swing Line Lender, Issuing Lender or such Lender, the Guaranteed Obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

4.                                        Authority to Modify the Guaranteed Obligations.  Guarantor authorizes each Agent, Swing Line Lender, Issuing Lender and each Lender, without notice to or demand on Guarantor and without affecting its liability hereunder or the enforceability hereof, from time to time to:  (a) Modify, waive, accelerate or compromise the time for payment or the terms of the Guaranteed Obligations or any part thereof, including increase or decrease the rates of interest thereon; (b) Modify, waive, accelerate, compromise, or enter into or give any agreement, approval, or consent with respect to, the Guaranteed Obligations or any part thereof or any of the Loan Documents or any security or additional guaranties, or any condition, covenant, default, remedy, right, representation, or term thereof or thereunder; (c) accept new or additional instruments, documents, or agreements in exchange for or relative to any of the Loan Documents or the Guaranteed Obligations or any part thereof; (d) accept partial payments on the Guaranteed Obligations; (e) receive and hold additional security or guaranties for the Guaranteed Obligations or any part thereof or this Guaranty; (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer, and enforce the Guaranteed Obligations or any security or any other guaranties, and apply any security and direct the order or manner of sale thereof as such Agent, Swing Line Lender, Issuing Lender or such Lender in its discretion may determine; (g) release Borrower, any other Person or any Other Guarantor from any personal liability with respect to the Guaranteed Obligations or any part thereof; (h) settle, release on terms satisfactory to such Agent, Swing Line Lender, Issuing Lender or such Lender or by operation of law or otherwise, compound, compromise, collect, or otherwise liquidate or enforce any of the Guaranteed Obligations and any security or other guarantee in any manner, consent to the transfer of any security, and bid and purchase at any sale; and (i) consent to the merger or any other change, restructure, or termination of the corporate existence of Borrower or any other Person and correspondingly restructure the Guaranteed Obligations, and any such merger, change, restructure, or termination shall not affect the liability of Guarantor hereunder or the enforceability hereof with respect to all Guaranteed Obligations.

5.                                 Waiver of Defenses.

(a)                                   Guarantor waives any right to require Agent, Swing Line Lender, Issuing Lender or any Lender, prior to or as a condition to the enforcement of this Guaranty, to:  (i) proceed against  Borrower or any other Person or any Other Guarantor; (ii) proceed against or exhaust any security for the Guaranteed Obligations or to marshal assets in connection with foreclosing collateral security; (iii) give notice of the terms, time, and place of any public or private sale of any security for the Guaranteed Obligations; or (iv) pursue any other remedy in such Agent’s, Swing Line Lender’s, Issuing Lender’s or such Lender’s power whatsoever.

(b)                                  Guarantor waives any defense arising by reason of:  (i) any disability or other defense of Borrower or any other Person with respect to the Guaranteed Obligations; (ii) the unenforceability or invalidity of the Guaranteed Obligations, any of the Loan Documents or any security or any other guarantee for the Guaranteed Obligations, or the lack of perfection or failure of priority of any security for the Guaranteed Obligations; (iii) the cessation from any cause whatsoever of the liability of Borrower or any other Person or any Other Guarantor (other than by reason of the full payment and discharge of the Guaranteed Obligations); (iv) any act or omission of any Agent, Swing Line Lender, Issuing Lender or any Lender or any other Person which directly or indirectly results in or aids the discharge or release of  Borrower or any other Person or the Guaranteed Obligations or any security or other guarantee therefor by operation of law or otherwise; (v) the taking or accepting of any other security, collateral or guaranty, or other assurance of the payment or performance of all or any of the Guaranteed Obligations; (vi) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment by any Agent, Swing Line Lender, Issuing Lender or any Lender (including any negligent impairment but excluding any gross negligent or willful impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations; (vii) the failure of any Agent, Swing Line Lender, Issuing Lender, any Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security (but excluding any gross negligence or willful misconduct on the part of any Agent, Swing Line Lender, Issuing Lender or any Lender); (viii) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the indebtedness evidenced by the Notes or the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations or any security interest in such collateral; (ix) any payment by Borrower to any Agent, Swing Line Lender, Issuing Lender or any Lender is held to constitute a preference under the  Bankruptcy Code or any another federal, state or local laws concerning bankruptcy, insolvency, reorganization or relief of debtors, or for any reason any Agent, Swing Line Lender, Issuing Lender or any Lender is required to refund such payment or pay such amounts to Borrower or someone else; and (x) any and all other suretyship or guarantor defenses that may be available to Guarantor (other than by reason of the full payment and discharge of the Guaranteed Obligations).

(c)                                   Guarantor waives:  (i) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and all other notices of any kind or nature whatsoever with respect to the Guaranteed Obligations, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Guaranteed Obligations; (ii) any rights to set-offs, recoupments, claims or counterclaims; and (iii) any right to revoke or terminate this Guaranty.

6.                                     Subordination.

(a)                                   Guarantor hereby covenants and agrees that the principal of, or interest on, all now existing and hereafter arising Indebtedness of Borrower and the other Borrower Parties to Guarantor (the “Claims”) and all rights and remedies of Guarantor with respect thereto and any lien securing payment thereof are and shall continue to be subject, subordinate and rendered junior in the right of payment to the Guaranteed Obligations, as the same may be Modified, waived, accelerated or compromised from time to time.

(b)                                  Guarantor represents and warrants to Administrative Agent that Guarantor is or will be the sole and absolute owner of the Claims and shall not sell, assign, transfer or otherwise dispose of any right it may have to repayment of the Claims or any security therefor except to the extent permitted under the Credit Agreement.  Guarantor hereby further covenants and agrees that upon the occurrence and during the continuation of any Event of Default, until the Guaranteed Obligations are paid and performed in full:  (i) Guarantor will not sell, assign, transfer or endorse the Claims or any part or evidence thereof; (ii) Guarantor will not Modify the Claims or any part or evidence thereof; and (iii) Guarantor will not take, or permit any action to be taken, to assert, collect or enforce the Claims or any part thereof.

(c)                                   Upon any distribution of all of the assets of Borrower to creditors of Borrower upon the dissolution, winding up, liquidation, arrangement, or reorganization of Borrower, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Borrower or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which is payable or deliverable upon or with respect to the Claims shall be held in trust for the Agents, Swing Line Lender, Issuing Lender and the Lenders and shall be paid over or delivered to Administrative Agent for the benefit of the Lenders, Swing Line Lender, Issuing Lender and the Agents to be applied against the payment or prepayment of the Guaranteed Obligations until the Guaranteed Obligations shall have been paid in full.  If any proceeding referred to in the preceding sentence is commenced by or against Borrower:  (i) Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of Guarantor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claims or enforcing any security interest or other lien securing payment of the Claims) as Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Administrative Agent hereunder; and (ii) Guarantor shall duly and promptly take such action as Administrative Agent may reasonably request (A) to collect the Claims for account of Administrative Agent and to file appropriate claims or proofs of claim in respect of the Claims, (B) to execute and deliver to Administrative Agent such powers of attorney, assignments, or other instruments as it may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claims, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claims.

(d)                                  Upon any distribution of all of the assets of any Borrower Party to creditors of such Borrower Party upon the dissolution, winding up, liquidation, arrangement, or reorganization of such Borrower Party, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Borrower Party or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which is payable or deliverable upon or with respect to the Claims shall be held in trust for the Agents, Swing Line Lender, Issuing Lender and the Lenders and shall be paid over or delivered to Administrative Agent for the benefit of the Lenders, Swing Line Lender, Issuing Lender and the Agents to be applied against the payment or prepayment of the Guaranteed Obligations until the Guaranteed Obligations shall have been paid in full.  If any proceeding referred to in the preceding sentence is commenced by or against any Borrower Party:  (i) Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of Guarantor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to the preceding sentence and give acquittance therefore and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claims or enforcing any security interest or other lien securing payment of the Claims) as Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Administrative Agent hereunder; and (ii) Guarantor shall duly and promptly take such action as Administrative Agent may reasonably request (A) to collect the Claims for account of Administrative Agent and to file appropriate claims or proofs of claim in respect of the Claims, (B) to execute and deliver to Administrative Agent such powers of attorney, assignments, or other instruments as it may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claims, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claims.

(e)                                   All payments or distributions upon or with respect to the Claims which are received by Guarantor contrary to the provisions of this Guaranty shall be received in trust for the benefit of Administrative Agent, shall be segregated from other funds and property held by Guarantor and shall be forthwith paid over to Administrative Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Guaranteed Obligations.

7.                                     Deferral of Subrogation.

(a)                                   Until all of the Guaranteed Obligations have been paid and performed in full, (i) Guarantor shall not exercise any rights of subrogation, contribution or reimbursement against Borrower or any Other Guarantor of the Guaranteed Obligations, and (ii) Guarantor shall not exercise any right to enforce any right, power or remedy which any Agent, Swing Line Lender, Issuing Lender or any Lender now has or may in the future have against Borrower or any Other Guarantor and any benefit of, and any right to participate in, any security for this Guaranty or for the obligations of Borrower or any Other Guarantor now or in the future held by any Agent, Swing Line Lender, Issuing Lender or any Lender.  If a Guarantor nevertheless receives payment of any amount on account of any such subrogation, contribution or reimbursement rights or otherwise in respect of any payment by Guarantor of the Guaranteed Obligations prior to payment and performance in full of all of the Guaranteed Obligations, such amount shall be held in trust for the benefit of Administrative Agent and immediately paid to Administrative Agent for application to the Guaranteed Obligations in such order and manner as Administrative Agent may determine.

(b)                                  It is the intent of the parties that each Affiliate Guarantor, each Westcor Guarantor and the Wilmorite Guarantor be permitted to preserve its contribution, reimbursement, and indemnification rights (“Subordinated Contribution Rights”) against the Other Guarantors, but that such rights at all times be subject and subordinate to the rights of the Agents, Swing Line Lender, Issuing Lender and the Lenders in accordance with Section 6 above.  Such Subordinated Contribution Rights shall constitute assets in favor of the Affiliate Guarantor, the Westcor

Guarantor or the Wilmorite Guarantor to which such contribution, reimbursement, and indemnification is owing.  Guarantor and Other Guarantors have acknowledged and agreed (and Guarantor hereby reaffirms) that it is their intent that all Subordinated Contribution Rights be exercised in a manner so that no “Guarantor” (as defined in Annex I to the Credit Agreement) shall be Insolvent or rendered Insolvent as a result of incurring the obligations under a “Guaranty” (as defined in Annex I to the Credit Agreement).  As used herein “Insolvent” shall mean that such Person is not Solvent as of the date the obligations evidenced by the subject “Guaranty” are incurred.

8.                                     Condition of Borrower.  Guarantor represents and warrants to Administrative Agent, for the benefit of the Lenders, Swing Line Lender, Issuing Lender and the Agents, that:  (a) this Guaranty is executed at the request of Borrower; (b) Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to the business of Borrower; (c) Guarantor is now and will continue to be adequately familiar with the business, operations, condition, and assets of Borrower; (d) Guarantor will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents; and (e) the agreements, waivers and acknowledgements contained herein are knowingly made in contemplation of such benefits.  Guarantor hereby waives and relinquish any duty on the part of any Agent, Swing Line Lender, Issuing Lender or any Lender to disclose to Guarantor any matter, fact or thing relating to the business, operations, condition, or assets of Borrower now known or hereafter known by any Agent, Swing Line Lender, Issuing Lender or any Lender during the life of this Guaranty.  With respect to any of Guaranteed Obligations, neither any Agent, Swing Line Lender, Issuing Lender nor any Lender need inquire into the powers of Borrower or the officers or employees acting or purporting to act on its behalf, and all Guaranteed Obligations made or created in good faith reliance upon the professed exercise of such powers shall be guaranteed hereby.

9.                                     Representations and Warranties of Guarantor.  Guarantor represents and warrants to Administrative Agent that all of representations and warranties relating to Guarantor contained in the Credit Agreement are true and correct as of the date made.

10.                               Payments.  All payments made by Guarantor to or for the account of any Agent, Swing Line Lender, Issuing Lender or any Lender shall be made without condition or deduction of any kind, including for any counterclaim, defense, recoupment of set-off.  All payments made by Guarantor hereunder shall be made free and clear of and without deduction for any present or future Indemnified Taxes or Other Taxes.  Guarantor shall pay such Taxes and shall promptly furnish to Administrative Agent copies of any tax receipts or such evidence of payment as any Agent, Swing Line Lender, Issuing Lender or any Lender may reasonably require.

11.                               Costs and Expenses in Enforcement.  Guarantor agrees to pay to Administrative Agent all reasonable out of pocket advances, charges, costs, and expenses, including reasonable attorneys fees, incurred or paid by Administrative Agent in exercising any right, power, or remedy conferred by this Guaranty, or in the enforcement of this Guaranty, whether or not an action is filed in connection therewith.

12.                               Notices.  All notices, requests, demands and other communications which are required or may be given under this Guaranty shall be in writing and shall be delivered to the parties hereto in the manner provided in the Credit Agreement to the following addresses:

To Guarantor:	c/o The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, CA 90401 Attention: Mr. Tom O’Hern

with a copy to:	The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, CA 90401 Attention: Richard A. Bayer, Esq.

To Administrative Agent:	Deutsche Bank Trust Company Americas 200 Crescent Court, #550 Dallas, Texas 75201 Attn: Pam Wedenfeller Tel: (904) 527-6516 Fax: (904) 494-6811

With a copy to:	Latham & Watkins LLP 355 South Grand Avenue Los Angeles, California 90071 Attention: Donald I. Berger, Esq.

To a Lender:	To the Administrative Agent under the Credit Agreement.

Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided above.

13.                               Termination.  The guarantees made hereunder (a) shall terminate when all of the Guaranteed Obligations have been paid and performed in full, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Lender or Guarantor upon the bankruptcy or reorganization of Borrower, Guarantor or otherwise.

14.                               No Waiver; Cumulative Remedies.  The rights, powers and remedies of Administrative Agent hereunder and under the other Loan Documents are cumulative and in addition to all rights, power and remedies provided under any and all agreements among Guarantor, Borrower, any Agent, Swing Line Lender, Issuing Lender and the Lenders relating to the Guaranteed Obligations, at law, in equity or otherwise.  Any delay or failure by Administrative Agent to exercise any right, power or remedy shall not constitute a waiver thereof by any Agent, Swing Line Lender, Issuing Lender or the Lenders, and no single or partial exercise by Administrative Agent of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.  Without limiting the foregoing, Administrative Agent on behalf of the Lenders, Swing Line Lender, Issuing Lender and the other Agents is hereby authorized to demand specific performance of this Guaranty at any time when Guarantor shall have failed to comply with any of the provisions of this Guaranty applicable to it.

15.                                Amendments.  Subject to Section 11.2 of the Credit Agreement, this Guaranty may be Modified only by, and none of the terms hereof may be waived without, a written instrument executed by Guarantor and Administrative Agent.

16.                               Waivers.  Guarantor warrants and agrees that each of the waivers set forth in this Guaranty are made with Guarantor’s full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law.  If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

17.                               Binding Agreement.  This Guaranty and the terms, covenants, and conditions hereof shall be binding upon and inure to the benefit of Guarantor, each Agent, Swing Line Lender, Issuing Lender, each Lender, and their respective successors and assigns; provided, however, that Guarantor shall not be permitted to transfer, convey, assign or delegate this Guaranty or any interest herein without the prior written consent of Administrative Agent and, to the extent required pursuant to the Credit Agreement, the Lenders, the Swing Line Lender, the Issuing Lender and the other Agents.  Each Lender, Swing Line Lender and Issuing Lender may assign its interest hereunder in whole or in part in connection with an assignment of its interest in the Guaranteed Obligations pursuant to Section 11.8 of the Credit Agreement.

18.                               GOVERNING LAW.  THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

19.                               JURISDICTION.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY,  GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY.  GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

20.                               WAIVER OF JURY TRIAL.  GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, EACH AGENT, SWING LINE LENDER, ISSUING LENDER AND EACH OF THE LENDERS, WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM

OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES TO THE CREDIT AGREEMENT AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, EACH AGENT, SWING LINE LENDER, ISSUING LENDER AND EACH OF THE LENDERS, AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

21.                                Severability.  In case any one or more of the provisions contained in this Guaranty should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

22.                               Miscellaneous.  All words used herein in the plural shall be deemed to have been used in the singular, and all words used herein in the singular shall be deemed to have been used in the plural, where the context and construction so require.  Section headings in this Guaranty are included for convenience of reference only and are not a part of this Guaranty for any other purpose.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the date first written above.

GUARANTOR:

THE MACERICH COMPANY,
a Maryland corporation

	By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Senior Executive Vice President, Chief Legal Officer & Secretary